Related Party	12 Months Ended
Dec. 31, 2013
Related Party [Abstract]
RELATED PARTY
13.          RELATED PARTY

The Company paid commissions to a company owned by its Chief Executive Officer totaling $38,500 and $77,500 during the years ended December 31, 2013 and 2012 for business development related to installations of EV charging stations by the Company in accordance with the support services contract. These amounts are recorded as compensation.

In February 2013, the Company had borrowed $2,000 from a shareholder on an unsecured basis with interest at 12% due on demand.  The loan was paid in full in eight days with accrued interest thereon of $5.

On April 29, 2013, the Company issued 2,200,000 warrants to a company that is owned by the Chief Executive Officer of the Company and is a shareholder of the Company to replace a grant of 2,200,000 warrants which had recently expired. The warrants vest immediately, expire three years from date of issuance and have an exercise price of $1.31. The fair value of the warrants issued on the date of the grant was estimated at $2,253,119, which was recognized when issued, using the Black-Scholes valuation model and the following assumptions: (1) expected volatility of 144% based on historical volatility; (2) a discount rate of 0.32%; (3) expected life of 3 years and (4) zero dividend yield. The fair value of the warrants was determined based on the closing price on the date of the grant.  The warrants were issued in order to replace warrants that had expired.  The expense is recorded in compensation expense.

On August 26, 2013 the Company issued 3,433,335 warrants to a company that is owned by the Chief Executive Officer of the Company and is a shareholder of the Company to replace a grant of 3,433,335 warrants which had recently expired. The warrants vest immediately, expire three years from date of issuance and have an exercise price of $1.29. The fair value of the warrants issued on the date of the grant was estimated at $3,380,926, which was recognized when issued, using the Black-Scholes valuation model and the following assumptions: (1) expected volatility of 138% based on historical volatility; (2) an interest rate of 0.79%; (3) expected life of 3 years and (4) zero dividend yield. The stock price was determined based on the closing price on the date of the grant.  The warrants were issued in order to replace warrants that had expired.  The expense is recorded in compensation expense.

For the year ended December 31, 2013, the Company issued nine notes to a company which was controlled and now owned by the CEO of the Company that is also a shareholder totaling $440,000 with interest at 12% per annum and payable on demand for working capital purposes. As of December 31, 2013, the Company had repaid all notes inclusive of accrued interest of $10,117 thereon.

The Company incurred accounting and tax service fees totaling $61,393 and $68,913 for the years ended December 31, 2013 and 2012 provided by a company that is partially owned by the Company’s Chief Financial Officer.  This expense was recorded as general and administrative expense.

On March 29, 2012, the Company entered into a patent license agreement with a stockholder of the Company and a related party under common ownership. Under terms of the agreement, the Company has agreed to pay royalties to the licensors equal to 10% of the gross profits received by the Company from bona fide commercial sales and/or use of the licensed products and licensed processes. As of December 31, 2013, the Company has not paid nor incurred any royalty fees related to this agreement.